Other provisions	6 Months Ended
Jun. 30, 2022
Disclosure of other provisions [abstract]
Other provisions
Note 15: Other provisions

Provisions for financial commitments and guarantees £m		Regulatory and legal provisions £m	Other £m	Total £m

At 1 January 2022	200	1,156	736	2,092
Exchange and other adjustments	1	2	82	85
Provisions applied	—	(245)	(170)	(415)
Charge for the period	35	79	77	191
At 30 June 2022	236	992	725	1,953
Regulatory and legal provisions
In the course of its business, the Group is engaged in discussions with the PRA, FCA and other UK and overseas regulators and other governmental authorities on a range of matters. The Group also receives complaints in connection with its past conduct and claims brought by or on behalf of current and former employees, customers, investors and other third parties and is subject to legal proceedings and other legal actions. Where significant, provisions are held against the costs expected to be incurred in relation to these matters and matters arising from related internal reviews. During the half-year to 30 June 2022 the Group charged a further £79 million in respect of legal actions and other regulatory matters.
The unutilised balance at 30 June 2022 was £992 million (31 December 2021: £1,156 million). The most significant items are as follows:
HBOS Reading – review
The Group continues to apply the recommendations from Sir Ross Cranston’s review, issued in December 2019, including a reassessment of direct and consequential losses by an independent panel (the Foskett Panel), an extension of debt relief and a wider definition of de facto directors. The appeal process for the further assessment of debt relief and de facto director status is now nearing completion. Further details of the Foskett Panel were announced on 3 April 2020 and the Foskett Panel's full scope and methodology was published on 7 July 2020. The Foskett Panel’s stated objective is to consider cases via a non-legalistic and fair process and to make their decisions in a generous, fair and common sense manner, assessing claims against an expanded definition of the fraud and on a lower evidential basis.
Following the emergence of the first outcomes of the Foskett Panel through 2021, the Group charged a further £790 million in the year ended 31 December 2021, of which £600 million was recognised in the fourth quarter. This included operational costs in relation to Dame Linda Dobbs's review, which is considering whether the issues relating to HBOS Reading were investigated and appropriately reported by the Group during the period from January 2009 to January 2017, and other programme costs. A significant proportion of the fourth quarter charge related to the estimated future awards from the Foskett Panel. To date the Foskett Panel has shared outcomes on a limited subset of the total population which covers a wide range of businesses and different claim characteristics. The estimated awards provision recognised is therefore materially dependent on the assumption that the limited number of awards to date are representative of the full population of cases.
Following the provision taken for the independent review of compensation for customers of HBOS Reading, the Remuneration Committee has undertaken its review of whether performance adjustments are required in light of the shortcomings identified by Sir Ross Cranston in relation to the original review of customer compensation overseen by Professor Griggs. Taking into account prior actions taken, including the voluntary withdrawal of the former Group Chief Executive and former Chief Operating Officer from the 2019 GPS awards as a result of the overall performance of the Group and the issues faced during 2019, including publication of the Cranston report, the Remuneration Committee has determined that the Group’s performance adjustment requirements have been met in respect of the Executive Directors in office at the relevant time.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 15: Other provisions (continued)
In June 2022 the Foskett Panel announced an alternative option, in the form of a fixed sum award, which could be accepted as an alternative to participation in the full re-review process, to support earlier resolution of claims for those deemed by the Foskett Panel to be victims of the fraud. The estimated awards provision recognised at 31 December 2021 remains the Group’s best estimate of the cost to conclude the process. With the alternative process only recently commenced and no experience of overall participation, alongside previously stated existing uncertainties, there is a risk that the final outcome could be significantly different from the current provision once the re-review is concluded by the Foskett Panel. There is no confirmed timeline for the completion of the Foskett Panel re-review process. The Group is committed to implementing Sir Ross's recommendations in full.
Payment protection insurance
The Group has incurred costs for PPI over a number of years totalling £21,960 million. Good progress continues to be made towards ensuring operational completeness, ahead of an orderly programme close. In addition to the above, the Group continues to challenge PPI litigation cases, with mainly legal fees and operational costs associated with litigation activity recognised within regulatory and legal provisions. PPI litigation remains inherently uncertain, with a number of key court judgments due to be delivered in the second half of 2022.
Customer claims in relation to insurance branch business in Germany
The Group continues to receive claims from customers in Germany relating to policies issued by Clerical Medical Investment Group Limited (subsequently renamed Scottish Widows Limited), with smaller numbers of claims received from customers in Austria and Italy. The Group had provided £695 million up to 31 December 2021 and no further amounts have been provided in the half-year to 30 June 2022. The ultimate financial effect, which could be significantly different from the current provision, will be known only once all relevant claims have been resolved.